RESEARCH FRONTIERS 50 years

Annual Meeting of Stockholders

June 11, 2015

Awareness Over the Past Five Years

2010	Showing **you** how smart your glass could be
2011	Showing **thousands of people** how smart their glass could be
2014	Showing **tens of thousands of people** how smart their glass could be
2015	Showing **millions of people** how smart their glass could be
2016	Making SPD even more accessible to more and more people

AUTOMOTIVE MARKET



SLK-Class (R172)



Introduced: **2011**
Licensee: **Pilkington**
One SPD-SmartGlass Roof/car
Total Surface Area: **0.5 m2/car**



SL-Class (R231)

Introduced: 2012
Licensee: Pilkington
One SPD-SmartGlass Roof/car
Total Surface Area: 0.5 m2/car


S L 3555

S-CLASS COUPE (C217)



Introduced: November 2014
Licensee: Asahi Glass Company
One SPD-SmartGlass Roof/car
Total Surface Area: 1.32 m2/car

Mercedes-Maybach S600 (X222 XLWB)

Introduced: April 2015
Licensee: Asahi Glass Company
Two SPD-SmartGlass Roofs/car
Total Surface Area: 1.7 m2/car





S-Class Sedan (V222 LWB)



Scheduled Introduction: To Be Announced
Licensee: Asahi Glass Company
Two SPD-SmartGlass Roofs/car
Total Surface Area: 1.5 m2/car


S MB 1092

S-Class Sedan (W222 SWB)

Scheduled Introduction: To Be Announced
Licensee: Asahi Glass Company
Two SPD-SmartGlass Roofs/car
Total Surface Area: 1.5 m2/car



Lincoln Continental

New York Auto Show (April 1, 2015)
Shanghai Auto Show (April 19, 2015)






AIRCRAFT
MARKET

Publicly Announced SPD Aerospace Contracts by Date of Entry Into Service



Number of aircraft models in service with SPD
0
1
2
3
4
5
6
2Q15
3Q15
4Q15
1Q16
2017

Publicly Announced SPD Aerospace Contracts – Details

OEM	Model	Contract Type	Entry Into Service	Licensee
Textron - Beechcraft	King Air 250	Standard Equipment Passenger Windows	3Q15	InspecTech
Textron - Beechcraft	King Air 350i	Standard Equipment Passenger Windows	4Q15	InspecTech
Textron - Beechcraft	King Air C90GTx	Standard Equipment Passenger Windows	1Q16	InspecTech
Honda Aircraft	HondaJet	Standard Equipment Passenger Windows	1Q16	Vision Systems
Dassault	Falcon 5X	Standard Equipment Skylights	2017	Vision Systems

HONDAJET

Standard Equipment: Passenger Windows
Licensee: Vision Systems
Entry Into Service: 1Q16
Number of Windows Per Aircraft: 6
Annual Production: ~80-100





Dassault Falcon 5X




5X
F-XWB

Standard Equipment: Skylights
Licensee: Vision Systems
Entry Into Service: 2017

Textron-Beechcraft King Air 250

Standard Equipment: Passenger Windows
Licensee: InspecTech Aero Service
Entry Into Service: 3Q15
Number of Windows Per Aircraft: 12
Annual Production: ~35





Textron-Beechcraft King Air 350i

Standard Equipment – Passenger Windows
Licensee: InspecTech Aero Service
Entry Into Service: 4Q15
Number of Windows Per Aircraft: 15
Annual Production: ~70



Textron-Beechcraft King Air C90GTx

Standard Equipment: Passenger Windows
Licensee: InspecTech Aero Service
Entry Into Service: 1Q16
Number of Windows Per Aircraft: 7
Annual Production: ~25


N90GT

SPD-Smart EDWs: Aftermarket Installations



Vision Systems and RUAG installation on Dassault Falcon 900


Epic
E1000



SPD-Smart EDWs on OEM Mockups

Example: Epic E1000 Mockup

SPD-Smart EDWs on OEM Mockups

Example: Eurocopter EC175 Mockup


EUROCOPTER



SPD AEROSPACE CONTRACTS









	Aerospace OEMs Under Contract	Aircraft Models Under Contract	Aircraft Models Under Contract for SPD as Standard Equipment	Additional models currently under consideration for SPD-Smart EDWs:
Announced:	3	5	5	17
Total:	5	8	7	

MARINE MARKET



Existing Business with Cheoy Lee and Hatteras


The Alpha 76 Express




The dream just got bigger.
The Hatteras 100 Raised Pilothouse
Coming 2013



Specialty Vehicles


The New GCT CR-1 Carbon RV
Research Frontiers
SmartGlass.com


Poma Cable Car

VG | VARIGUARD



ARCHITECTURAL MARKET




UNITED STATES OF AMERICA
STATI UNITI D'AMERICA
AMERICAN FOOD 2.0
I AM

2015 Milan World's Fair

- Initial meeting and demonstration with architects-July 2014
- RFI/Isoclima/Hitachi Collaboration
- World's Largest SmartGlass Roof of any Kind
- 312 Individually addressable panels
- Fully programmable
- Exhibition open May 1, 2015 to October 31, 2015
  - 30 thousand people/day visit already
  - High Profile: Government Officials/Royalty from various countries
  - AIA Architects Group
  - Meetings with Key Customers
  - Terrace Talks
  - Venue for Special Events




URUGUAY


UNITED STATES OF AMERICA
AMERICAN FOOD 2.0
UNITED STATES OF AMERICA
AMERICAN FOOD 2.0



RESEARCH FRONTIERS 50 years

Annual Meeting of Stockholders

June 11, 2015